NOTE 6 - TAXES ON INCOME	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
NOTE 6 - TAXES ON INCOME

NOTE 6 - TAXES ON INCOME

A.	Taxation under Various Laws

(i)	The Company is assessed under the provisions of the Israeli Income Tax Ordinance.

(ii)	Income derived from sources other than the "Approved Enterprise" is taxable at the ordinary corporate tax rate of 23% (regular "Company Tax").

B.	Reconciliation of Income Taxes

The following is a reconciliation of the taxes on income assuming that all income is taxed at the ordinary statutory corporate tax rate in Israel and the effective income tax rate:

	Year ended December 31,
	2 0 2 0	2 0 1 9	2 0 1 8
Net profit (loss) as reported in the
statements of operations	(23)	4	(35)
Statutory tax rate	23.0%	23.0%	23.0%
Income Tax under statutory tax rate	(5.3)	1	(8)

Less full valuation allowance	5.3	(1)	8

Provision for income tax	-	-	-

C.	Deferred Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized. The effect of a change in tax rates or laws on deferred tax assets and liabilities is recognized in operations in the period that includes the enactment date of the rate change. A valuation allowance is established to reduce the deferred tax assets to the amounts that are more likely than not to be realized from operations.

Tax benefits of uncertain tax positions are recognized only if it is more likely than not that the Company will be able to sustain a position taken on an income tax return. The Company has no liability for uncertain tax positions as of December 31, 2020, 2019 and 2018. Interest and penalties, if any, related to unrecognized tax benefits would be recognized as income tax expense. The Company does not have any accrued interest or penalties associated with unrecognized tax benefits, nor was any significant interest expense recognized during 2020, 2019 and 2018.

Tax losses carried forward of the Company as of 31 December 2018 are $193 million (NIS 726 million), as of December 2019 $210 million (NIS 726 million) and expected to be $226 million (NIS 726 million) as of December 2020. This loss is unlimited in duration and denominated in nominal NIS (the dollar balance translated according to the exchange rate at year end, and therefore fluctuates significantly through the periods).

D.	Tax Assessments

The Company has not received final tax assessments for income tax purposes since incorporation. However, according to Israeli tax laws assessments considered final until and including the year ended in 2015.